As Filed with the Securities and Exchange Commission on August 14, 2006

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8‑K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
August 9, 2006

BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-6523 (Commission File Number)	56-0906609 (IRS Employer Identification No.)

100 North Tryon Street
Charlotte, North Carolina 28255
(Address of principal executive offices)

(800) 299-2265
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

-------------------------------------------------------------

Check the appropriate box below if the form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

==========================================================

ITEM 8.01.  OTHER EVENTS.

          By action dated August 9, 2006, a Committee previously appointed by the Board of Directors of the Registrant (the "Committee") approved the public offering of (a) an aggregate principal amount of $1,000,000,000 of the Registrant's 5⅜% Senior Notes, due 2011 (the "Fixed Rate Senior Notes"), (b) an aggregate principal amount of $750,000,000 of the Registrant's Floating Rate Senior Notes, due 2011 (the "Floating Rate Senior Notes"),  (c) an aggregate principal amount of $750,000,000 of the Registrant's 5¾% Subordinated Notes, due 2016 (the "Fixed Rate Subordinated Notes"), and (d) an aggregate principal amount of $500,000,000 of the Registrant's Floating Rate Subordinated Notes, due 2016 (the Floating Rate Subordinated Notes") to Banc of America Securities LLC, Bear, Stearns & Co. Inc., HSBC Securities (USA) Inc., Blaylock & Company, Inc. and Muriel Siebert & Co., Inc. (the "Underwriters"), and otherwise established the terms and conditions of the Fixed Rate Senior Notes, the Floating Rate Senior Notes, the Fixed Rate Subordinated Notes, and the Floating Rate Subordinated Notes and the sale thereof.

            The resolutions of the Committee with respect to the Fixed Rate Senior Notes, the Floating Rate Senior Notes, the Fixed Rate Subordinated Notes, and the Floating Rate Subordinated Notes are attached as Exhibit 99.1 hereto.

            On August 9, 2006, the Registrant entered into four underwriting agreements with the Underwriters.  The terms of each of the offerings and each series of Notes are described in the Registrant's Prospectus dated April 14, 2004 (the "Prospectus") constituting a part of the Registration Statement (hereinafter described), as supplemented by a final Global Prospectus Supplement dated August 9, 2006 (the "Global Prospectus Supplement").  The Underwriting Agreements are attached as Exhibits 1.1, 1.2, 1.3, and 1.4 hereto.

             Each of the Fixed Rate Senior Notes, the Floating Rate Senior Notes, the Fixed Rate Subordinated Notes, and the Floating Rate Subordinated Notes were issued on August 14, 2006 pursuant to the Registrant's Registration Statement on Form S-3, Registration No. 333-112708, as amended ("Registration No. 333-112708"), on a delayed basis pursuant to Rule 415 under the Securities Act of 1933, as amended.  Registration No. 333-112708 registered up to $30,000,000,000 aggregate initial offering price of the Registrant's unsecured debt securities (either senior or subordinated), warrants, units and shares of its preferred stock, including depositary shares, and common stock.

             ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)        Exhibits

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
1.1	Underwriting Agreement dated August 9, 2006 with respect to the offering of the 5⅜% Senior Notes, due 2011
1.2	Underwriting Agreement dated August 9, 2006 with respect to the offering of the Floating Rate Senior Notes, due 2011
1.3	Underwriting Agreement dated August 9, 2006 with respect to the offering of the 5¾% Subordinated Notes, due 2016
1.4	Underwriting Agreement dated August 9, 2006 with respect to the offering of the Floating Rate Subordinated Notes, due 2016
4.1	Form of 5⅜% Senior Note, due 2011
4.1	Form of Floating Rate Senior Note, due 2011
4.2	Form of 5¾% Subordinated Note, due 2016
4.3	Form of Floating Rate Subordinated Note, due 2016
5.1

Form of Opinion of Helms Mulliss & Wicker, PLLC, regarding legality of the 5⅜% Senior Notes, due 2011, Floating Rate Senior Notes, due 2011, 5¾% Subordinated Notes, due 2016 and Floating Rate Subordinated Notes, due 2016

99.1

Resolutions dated August 9, 2006 of a Committee appointed by the Board of Directors with respect to the terms of the offering of the 5⅜% Senior Notes, due 2011, the Floating Rate Senior Notes, due 2011, the 5¾% Subordinated Notes, due 2016  and the Floating Rate Subordinated Notes, due 2016

99.2

News Release disseminated on August 9, 2006 regarding the sale of the 5⅜% Senior Notes, due 2011, the Floating Rate Senior Notes, due 2011, the 5¾% Subordinated Notes, due 2016 and the Floating Rate Subordinated  Notes, due 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:       /s/ TERESA M. BRENNER
                                                                                    TERESA M. BRENNER
                                                                                    Associate General Counsel

Dated:  August  14, 2006

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
1.1	Underwriting Agreement dated August 9, 2006 with respect to the offering of the 5⅜% Senior Notes, due 2011
1.2	Underwriting Agreement dated August 9, 2006 with respect to the offering of the Floating Rate Senior Notes, due 2011
1.3	Underwriting Agreement dated August 9, 2006 with respect to the offering of the 5¾% Subordinated Notes, due 2016
1.4	Underwriting Agreement dated August 9, 2006 with respect to the offering of the Floating Rate Subordinated Notes, due 2016
4.1	Form of 5⅜% Senior Note, due 2011
4.2	Form of Floating Rate Senior Note, due 2011
4.3	Form of 5¾% Subordinated Note, due 2016
4.4	Form of Floating Rate Subordinated Note, due 2016
5.1

Form of Opinion of Helms Mulliss & Wicker, PLLC, regarding legality of the 5⅜% Senior Notes, due 2011, Floating Rate Senior Notes, due 2011, 5¾% Subordinated Notes, due 2016 and Floating Rate Subordinated Notes, due 2016

99.1

Resolutions dated August 9, 2006 of a Committee appointed by the Board of Directors with respect to the terms of the offering of the 5⅜% Senior Notes, due 2011, the Floating Rate Senior Notes, due 2011, the 5¾% Subordinated Notes, due 2016 and the Floating Rate Subordinated Notes, due 2016

99.2

News Release disseminated on August 9, 2006 regarding the sale of the 5⅜% Senior Notes, due 2011, the Floating Rate Senior Notes, due 2011, the 5¾% Subordinated Notes, due 2016 and the Floating Rate Subordinated Notes, due 2016